UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 22, 2006


                                    SBE, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-8419                 94-1517641
----------------------------    ----------------------     ------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


 4000 EXECUTIVE PARKWAY, SUITE 200
         SAN RAMON, CA  94583                                       94583
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (925) 355-2000

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Approval of Promotion of Leo Fang to Executive Vice President, Engineering

      On May 22, 2006, the Board of Directors of SBE, Inc. (the "Company") approved the promotion of Leo Fang, currently Vice President, Engineering of the Company, to the position of Executive Vice President, Engineering, such promotion to take effect on June 1, 2006. Mr. Fang will continue to receive an annual base salary of $140,000 and, pursuant to the Company's salary reduction program, the details of which are disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on March 23, 2006, will receive a stock bonus at each payroll date for a number of shares equal to (a) $60,000 divided by the number of payroll periods per year, divided by (b) 85% of the closing price of the Company's Common Stock on a date within five business days prior to the payroll date, such date to be selected by the Company in its sole discretion.

      In addition, Mr. Fang will enter into the Company's standard Executive Severance Benefits Agreement, which provides that if, within six months after a change in control of the Company, Mr. Fang's employment is terminated by the Company without cause or Mr. Fang resigns for certain reasons specified in the agreement, then Mr. Fang would be entitled to receive severance payments equal to six months of his then base salary, acceleration in full of all outstanding options held by him and a pro rata portion of any bonus to which he would have been entitled had his employment continued.

      The foregoing description of the Executive Severance Benefits Agreement is not complete and is qualified in its entirety by reference to the Executive Severance Benefits Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      10.1 Executive Severance Benefits Agreement between the Company and Leo Fang, dated May 24, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 26, 2006


                                                  SBE, INC.


                                                  By: /S/ DAVID BRUNTON
                                                      --------------------------
                                                      David Brunton
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
10.1                    Executive Severance Benefits Agreement between the
                        Company and Leo Fang, dated May 24, 2006.